UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 23, 2005

NETBANK, Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-22361	58-2224352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11475 Great Oaks Way, Alpharetta, GA		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	770-343-6006

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On September 20, 2005, Catherine Ghiglieri submitted her resignation as a director of the Company, effective on that date.  Ms. Ghiglieri has advised us that her resignation was not due to any disagreement with the Company.  Her service as a member of the Audit Committee terminated with her resignation as a director.  The Board of Directors of the Company expects to fill the vacancy after its Corporate Governance Committee completes its search and makes a recommendation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetBank, Inc.
(Registrant)

Date:	September 23, 2005	/s/ Charles E. Mapson
(Signature)

Charles E. Mapson
Chief Legal Executive